State of Delaware
Secretary of State
Division of Corporations
Delivered 02:33 PM 10/26/2011
FILED 02:29 PM 10/26/2011
SRV 111137582 - 5057137 FILE

STATE OF DELAWARE
CERTIFICATE OF LIMITED PARTNERSHIP

- **The Undersigned,** desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:
- **First:** The name of the limited partnership is: **Agarwal Managed Futures Fund, LP**
- **Second:** The address of its registered office in the State of Delaware is **1201 Orange Street, Suite 600, Wilmington, New Castle County, Delaware 19801**. The name of the Registered Agent at such address is **Agents and Corporations, Inc.**
- **Third:** The name and mailing address of each general partner is as follows:

  MA Capital Management LLC
  4440 PGA Boulevard, Suite 600
  Palm Beach Gardens, FL 33410

- **In Witness Whereof,** the undersigned has executed this Certificate of Limited Partnership as of the **26th day of October, 2011 A.D.**

MA Capital Management LLC

By: [signature]
General Partner

Name: **Monty Agarwal**
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:00 AM 01/11/2012
FILED 10:00 AM 01/11/2012
SRV 120035355 - 5057137 FILE

STATE OF DELAWARE
AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Agarwal Managed Futures Fund, LP

SECOND: Article 1 of the Certificate of Limited Partnership shall be amended as follows:

The Name of the Limited Partnership is:

MA Managed Futures Fund, LP

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 9 day of January, A.D. 2012.

MA Capital Management LLC

By: [signature]

General Partner(s)

Name: Monty Agarwal

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